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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-89943) of InsWeb Corporation of our report dated January 21, 2000 relating to the financial statements, which appears in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report dated January 21, 2000 relating to the financial statement schedules, which appears in this Form 10-K.

PricewaterhouseCoopers LLP
San Francisco, California
March 28, 2000